Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Schedule of future minimum lease payments required under the office lease agreement
The following is a schedule of future minimum lease payments required under all office lease agreements as of December 31, 2016 (in thousands).

Year Ending December 31,	Amount
2017	$2,443
2018	2,495
2019	2,528
2020	2,602
2021	2,660
Thereafter	12,335
Total	$25,063